SUB-ITEM 77I:
Terms of new or
amended securities ?
Federated
Government
Obligations Fund

77I(b) ? Attached are
the Cash II Shares and
Cash Series Shares
Exhibits to the
Multiple Class Plan of
Federated Government
Obligations Fund, a
portfolio of Money
Market Obligations
Trust.  The information
contained in the
attached Exhibit serves
as the description of
Premier Shares as
required by this Item.



SUB-ITEM 77I:
Terms of new or
amended securities ?
Government
Obligations Tax-
Managed Fund

77I(b) ? Attached is the
Automated Shares
Exhibit to the Multiple
Class Plan of Federated
Government
Obligations Tax-
Managed Fund, a
portfolio of Money
Market Obligations
Trust.  The information
contained in the
attached Exhibit serves
as the description of
Premier Shares as
required by this Item.





SUB-ITEM 77I:
Terms of new or
amended securities ?
Federated
Government Reserves
Fund

77I(b) ? Attached are
the Class A Shares,
Class B Shares, Class
C Shares, Class F
Shares and Class P
Shares Exhibits to the
Multiple Class Plan of
Federated Government
Reserves Fund, a
portfolio of Money
Market Obligations
Trust.  The information
contained in the
attached Exhibit serves
as the description of
Premier Shares as
required by this Item.



SUB-ITEM 77I:
Terms of new or
amended securities ?
Federated Municipal
Obligations Fund

77I(b) ? Attached are
the Cash II Shares,
Cash Series Shares,
Investment Shares and
Trust Shares Exhibits
to the Multiple Class
Plan of Federated
Municipal Obligations
Fund, a portfolio of
Money Market
Obligations Trust.  The
information contained
in the attached Exhibit
serves as the
description of Premier
Shares as required by
this Item.



SUB-ITEM 77I:
Terms of new or
amended securities ?
Federated Prime Cash
Obligations Fund

77I(b) ? Attached are
the Automated Shares,
Cash II Shares, Cash
Series Shares, R
Shares and  Trust
Shares Exhibits to the
Multiple Class Plan of
Federated Prime Cash
Obligations Fund, a
portfolio of Money
Market Obligations
Trust.  The information
contained in the
attached Exhibit serves
as the description of
Premier Shares as
required by this Item.


SUB-ITEM 77I:
Terms of new or
amended securities ?
Federated Trust for
U.S. Treasury
Obligations

77I(b) ? Attached are
the Cash II Shares,
Cash Series Shares
and Institutional
Shares Exhibits to the
Multiple Class Plan of
Federated Trust for
U.S. Treasury
Obligations, a portfolio
of Money Market
Obligations Trust.  The
information contained
in the attached Exhibit
serves as the
description of Premier
Shares as required by
this Item.